UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)      April 9, 2018

APPLIED ENERGETICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14015	77-0262908
(Commission File Number)	(IRS Employer Identification No.)

2480 W Ruthrauff Road, Suite 140 Q, Tucson, Arizona	85705
(Address of Principal Executive Offices)	(Zip Code)

(520) 628-7415

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.01 – Other Events

As of today April 9, 2018 Applied Energetics (AE) has obtained and reviewed the current status of its intellectual property from the US Patent Office. The information covered below is current as of this month and covers all known active patents and patent applications* currently held by AE. The patents are as follows:

AE Publically Held Patents

Application No	Title	Filing Date	Patent No	Issue Date	Status
11/345,416	ELECTRICAL ENERGY DISCHARGE CONTROL	2/1/2006	7345430	3/18/2008	Issued
11/126,509	SYSTEMS AND METHODS FOR IGNITING EXPLOSIVES	5/9/2005	7987760	8/2/2011	Issued
11/787,423	DISABLING A TARGET USING ELECTRICAL ENERGY	4/16/2007	8004816	8/23/2011	Issued
11/345,173	HIGH VOLTAGE GENERATION	2/1/2006	7542314	6/2/2009	Issued
11/277,386	BARRIER PIERCING ELECTRODE	3/24/2006	7944674	5/17/2011	Issued
10/640,304	GENERATION OF OPTICAL FILAMENTS BY USE OF PHASE PLATE	8/14/2003	7050469	5/23/2006	Issued
10/640,336	GENERATION OF OPTICAL FILAMENTS BY USE OF LOCALIZED OPTICAL INHOMOGENEITIES	8/14/2003	7277460	10/2/2007	Issued
11/357,701	CONTROLLED OPTICAL FILAMENT GENERATION AND ENERGY PROPAGATION	2/17/2006	7903698	3/8/2011	Issued
11/970,916	REGENERATIVE LASER AMPLIFIER	1/8/2008	7982947	7/19/2011	Issued
09/379,224	METHOD AND APPARATUS FOR HIGH SPEED ELECTRON BEAM RAPID PROTOTYPING	8/23/1999	6537052	3/25/2003	Issued
10/357,200	LOOSELY COUPLED PARALLEL RESONANT CONVERTER	2/4/2003	6934165	8/23/2005	Issued
12/436,018	INTRINSICALLY SAFE SYSTEMS AND METHODS FOR GENERATING BI-POLAR HIGH VOLTAGE	5/5/2009	8358521	1/22/2013	Issued
11/780,245	ELECTRICAL ENERGY DISCHARGE CONTROL	7/19/2007	7465900	12/16/2008	Issued
12/954,308	AXIAL WALK OFF MULTI-PASS AMPLIFIERS	11/24/2010	8896915	11/25/2014	Issued
12/954,329	OFF AXIS WALK OFF MULTI-PASS AMPLIFIERS	11/24/2010	8749880	6/10/2014	Issued
13/357,253	MULTI-PASS OPTICAL SYSTEM FOR A PUMP LASER	1/24/2012	8665516	3/4/2014	Issued
13/164,506	REGENERATIVE LASER AMPLIFIER	6/20/2011	8891162	11/18/2014	Issued
13/363,071	SYSTEMS AND METHOD FOR IGNITING EXPLOSIVES	1/31/2012	8499675	8/6/2013	Issued
13/692,600	OPTICAL SURVEILLANCE SYSTEMS AND METHODS	12/3/2012	9103723	8/11/2015	Issued

AE Patents Held Under Secrecy Order of the US Government

11/126,512	SYSTEMS AND METHODS FOR TRANSFERRING ELECTRICAL ENERGY	5/9/2005	Secrecy Order
10/548,012	LASER INDUCED SEEDED CHANNEL PLACEMENT	9/30/2005	Secrecy Order
11/126,519	SYSTEMS AND METHODS FOR TRANSFERRING ELECTRICAL ENERGY	5/9/2005	Secrecy Order
11/126,520	SYSTEMS AND METHODS FOR GENERATING AN ENERGY CHANNEL	5/9/2005	Secrecy Order
10/548,008	ELECTRICAL ENERGY TRANSFER	9/30/2005	Secrecy Order
10/548,010	Seeding energy transfer channels with a laser and the optical elements and methods thereof	9/30/2005	Secrecy Order
11/414,808	Systems and methods for discharging electrical energy	5/1/2006	Secrecy Order
11/520,162	AIMING AND ENERGY DISCHARGE ELECTRODE	8/30/2006	Secrecy Order
11/520,160	PLASMA LOCATION	8/30/2006	Secrecy Order
11/999,007	HIGH VOLTAGE CATHODE	4/15/2008	Secrecy Order
13/134,431	ELECTRICAL ENERGY TRANSFER	6/29/2011	Secrecy Order

As defined by Section 35 of the US Code of Federal Regulations (CFR): A Secrecy Order remains in effect for a period of 1 year from its date of issuance. A Secrecy Order may be renewed for additional periods of not more than 1 year upon notice by a government agency that the national interest so requires. The applicant is notified of any such renewal..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED ENERGETICS, INC.
(Registrant)

By:	/s/ Thomas C Dearmin
Thomas C Dearmin
Acting Chief Executive Officer

Date: April 9, 2018